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                                     BY-LAWS

                                       Of

                              RIDEFILM CORPORATION

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

                                TABLE OF CONTENTS

Section                                                                                                             Page
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
                                                    ARTICLE I

                                                     OFFICES

Section 1.01.     Registered Office...............................................................................    1
Section 1.02.     Other Offices...................................................................................    1

                                                    ARTICLE II

                                             MEETINGS OF STOCKHOLDERS

Section 2.01.     Annual Meetings.................................................................................    1
Section 2.02.     Special Meetings................................................................................    1
Section 2.03.     Notice of Meetings..............................................................................    1
Section 2.04.     Waiver of Notice................................................................................    2
Section 2.05.     Adjournments....................................................................................    2
Section 2.06.     Quorum .........................................................................................    2
Section 2.07.     Voting .........................................................................................    2
Section 2.08.     Proxies ........................................................................................    3
Section 2.09.     Stockholders' Consent in Lieu of Meeting........................................................    3

                                                   ARTICLE III

                                                BOARD OF DIRECTORS

Section 3.01.     General Powers..................................................................................    3
Section 3.02.     Number and Term of Office.......................................................................    3
Section 3.03.     Resignation.....................................................................................    3
Section 3.04.     Removal ........................................................................................    3
Section 3.05.     Vacancies.......................................................................................    4
Section 3.06.     Meetings .......................................................................................    4
Section 3.07.     Committees of the Board.........................................................................    5
Section 3.08.     Directors' Consent in Lieu of Meeting...........................................................    5
Section 3.09.     Action by Means of Telephone or Similar Communications Equipment................................    6
Section 3.10.     Compensation....................................................................................    6

                                                    ARTICLE IV

                                                     OFFICERS

Section 4.01.     Officers........................................................................................    6
Section 4.02.     Authority and Duties............................................................................    6
Section 4.03.     Term of Office Resignation and Removal..........................................................    6
Section 4.04.     Vacancies.......................................................................................    7
Section 4.05.     The Chief Operating Officer.....................................................................    7
Section 4.06.     Vice Presidents.................................................................................    7
Section 4.07.     The Secretary...................................................................................    7
Section 4.08.     Assistant Secretaries...........................................................................    7
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                               TABLE OF CONTENTS

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Section                                                                                                             Page
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Section 4.09.     The Treasurer...................................................................................    7
Section 4.10.     Assistant Treasurers............................................................................    8

                                                    ARTICLE V

                                        CHECKS, DRAFTS, NOTES, AND PROXIES

Section 5.01.     Checks, Drafts and Notes........................................................................    8
Section 5.02.     Execution of Proxies............................................................................    8

                                                    ARTICLE VI

                                          SHARES AND TRANSFERS OF SHARES

Section 6.01.     Certificates Evidencing Shares..................................................................    8
Section 6.02.     Stock Ledger....................................................................................    9
Section 6.03.     Transfers of Shares.............................................................................    9
Section 6.04.     Addresses of Stockholders.......................................................................    9
Section 6.05.     Lost, Destroyed and Mutilated Certificates......................................................    9
Section 6.06.     Regulations.....................................................................................    9
Section 6.07.     Fixing Date for Determination of Stockholders of Record.........................................    9

                                                   ARTICLE VII

                                                       SEAL

Section 7.01.     Seal ..........................................................................................    10

                                                  ARTICLE VIII

                                                   FISCAL YEAR

Section 8.01.     Fiscal Year....................................................................................    10

                                                   ARTICLE IX

                                          INDEMNIFICATION AND INSURANCE

Section 9.01.     Indemnification................................................................................    10
Section 9.02.     Insurance for Indemnification..................................................................    12

                                                    ARTICLE X

                                                   AMENDMENTS

Section 10.01.    Amendments.....................................................................................    12

                                    BY-LAWS

                                       OF

                              RIDEFILM CORPORATION

                                   ARTICLE I

                                    OFFICES

                  SECTION 1.01. Registered Office. The registered office of Ridefilm Corporation (the "Corporation") in the State of Delaware shall be at the principal office of The Corporation Trust Company in the City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be The Corporation Trust Company.

                  SECTION 1.02. Other Offices. The Corporation may also have an office or offices at any other place or places within or without the State of Delaware as the Board of Directors of the Corporation (the "Board") may from time to time determine or the business of the Corporation may from time to time require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  SECTION 2.01. Annual Meetings. The annual meeting of stockholders of the Corporation for the election of directors of the Corporation ("Directors"), and for the transaction of such other business as may properly come before such meeting, shall be held at such place, date and time as shall be fixed by the Board and designated in the notice or waiver of notice of such annual meeting; provided, however, that no annual meeting of stockholders need be held if all actions, including the election of Directors, required by the General Corporation Law of the State of Delaware (the "General Corporation Law") to be taken at such annual meeting are taken by written consent in lieu of meeting pursuant to Section 2.09 hereof.

                  SECTION 2.02. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called by the Board, the Chief Operating Officer of the Corporation (the "Chief Operating Officer") or the Secretary of the Corporation (the "Secretary") or by the recordholders of at least a majority of the shares of common stock of the Corporation issued and outstanding ("Shares") and entitled to vote thereat, to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof.

                  SECTION 2.03. Notice of Meetings. (a) Except as otherwise provided by law, written notice of each annual or special meeting of stockholders stating the place, date and time of such meeting and, in the case of a special meeting, the purpose or purposes for which such meeting is to be held, shall be given personally or by first-class mail (airmail in the case of international communications) to each recordholder of Shares (a "Stockholder") entitled to vote thereat, not less than 10 nor more than 60 days before the date of such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the Stockholder at such Stockholder's address as it appears on the records of the Corporation. If, prior to the time of mailing, the Secretary shall have received from any Stockholder a written request that notices intended for such Stockholder are to be mailed to some address other than the address that appears on the records of the Corporation, notices intended for such Stockholder shall be mailed to the address designated in such request.

                  (b) Notice of a special meeting of Stockholders may be given by the person or persons calling the meeting, or, upon the written request of such person or persons, such notice shall be given by the Secretary on behalf of such person or persons. If the person or persons calling a special meeting of Stockholders give notice thereof, such person or persons shall deliver a copy of such notice to the Secretary. Each request to the Secretary for the giving of notice of a special meeting of Stockholders shall state the purpose or purposes of such meeting.

                  SECTION 2.04. Waiver of Notice. Notice of any annual or special meeting of Stockholders need not be given to any Stockholder who files a written waiver of notice with the Secretary, signed by the person entitled to notice, whether before or after such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Stockholders need be specified in any written waiver of notice thereof. Attendance of a Stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the notice of such meeting was inadequate or improperly given.

                  SECTION 2.05. Adjournments. Whenever a meeting of Stockholders, annual or special, is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder entitled to vote thereat. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

                  SECTION 2.06. Quorum. Except as otherwise provided by law or the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the recordholders of a majority of the Shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of Stockholders, whether annual or special. If, however, such quorum shall not be present in person or by proxy at any meeting of Stockholders, the Stockholders entitled to vote thereat may adjourn the meeting from time to time in accordance with Section 2.05 hereof until a quorum shall be present in person or by proxy.

                  SECTION 2.07. Voting. Each Stockholder shall be entitled to one vote for each Share held of record by such Stockholder. Except as otherwise provided by law or the Certificate of Incorporation, when a quorum is present at any meeting of Stockholders, the vote of the recordholders of a majority of the Shares constituting such quorum shall decide any question brought before such meeting.

                  SECTION 2.08. Proxies. Each Stockholder entitled to vote at a meeting of Stockholders or to express, in writing, consent to or dissent from any action of Stockholders without a meeting may authorize another person or persons to act for such Stockholder by proxy. Such proxy shall be filed with the Secretary before such meeting of Stockholders or such action of Stockholders without a meeting, at such time as the Board may require. No proxy shall be voted or acted upon more than three years from its date, unless the proxy provides for a longer period.

                  SECTION 2.09. Stockholders' Consent in Lieu of Meeting. Any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders, and any action which may be taken at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the recordholders of Shares having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which the recordholders of all Shares entitled to vote thereon were present and voted.

                                  ARTICLE III

                               BOARD OF DIRECTORS

                  SECTION 3.01. General Powers. The business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these By-laws directed or required to be exercised or done by Stockholders.

                  SECTION 3.02. Number and Term of Office. The number of Directors shall be one or such other number as shall be fixed from time to time by the Board. Directors need not be Stockholders. Directors shall be elected at the annual meeting of Stockholders or, if, in accordance with Section 2.01 hereof, no such annual meeting is held, by written consent in lieu of meeting pursuant to Section 2.09 hereof, and each Director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

                  SECTION 3.03. Resignation. Any Director may resign at any time by giving written notice to the Board, the Chief Operating Officer or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chief Operating Officer or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 3.04. Removal. Any or all of the Directors maybe removed, with or without cause, at any time by vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors, or by written consent of the recordholders of Shares pursuant to Section 2.09 hereof.

                  SECTION 3.05. Vacancies. Vacancies occurring on the Board as a result of the removal of Directors without cause may be filled only by vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors, or by written consent of such recordholders pursuant to
Section 2.09 hereof. Vacancies occurring on the Board for any other reason, including, without limitation, vacancies occurring as a result of the creation of new directorships that increase the number of Directors, may be filled by such vote or written consent or by vote of the Board or by written consent of the Directors pursuant to Section 3.08 hereof. If the number of Directors then in office is less than a quorum, such other vacancies may be filled by vote of a majority of the Directors then in office or by written consent of all such Directors pursuant to Section 3.08 hereof. Unless earlier removed pursuant to
Section 3.04 hereof, each Director chosen in accordance with this Section 3.05 shall hold office until the next annual election of Directors by the Stockholders and until his successor shall be elected and qualified.

                  SECTION 3.06. Meetings. (a) Annual Meetings. As soon as practicable after each annual election of Directors by the Stockholders, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.08 hereof.

                  (b) Other Meetings. Other meetings of the Board shall be held at such times as the Chief Operating Officer, the Secretary or a majority of the Board shall from time to time determine.

                  (c) Notice of Meetings. The Secretary shall give written notice to each Director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each Director, if by mail, addressed to him at his residence or usual place of business, at least two days before the day on which such meeting is to be held, or shall be sent to him at such place by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. A written waiver of notice, signed by the Director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Board need be specified in any written waiver of notice thereof. Attendance of a Director at a meeting of the Board shall constitute a waiver of notice of such meeting, except as provided by law.

                  (d) Place of Meetings. The Board may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

                  (e) Quorum and Manner of Acting. One-third of the total number of Directors then in office (but in no event less than two if the total number of directorships, including vacancies, is greater than one and in no event a number less than one-third of the total number of directorships, including vacancies) shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those Directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law, the Certificate of Incorporation or these By-laws. In the absence of a quorum for any such meeting, a majority of the Directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

                  (f) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

                           (i)      the Chief Operating Officer; or

                           (ii) any Director chosen by a majority of the Directors present.

                  The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

                  SECTION 3.07. Committees of the Board. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member. Any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have such power or authority in reference to amending the Certificate of Incorporation (except that such a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation under
Section 251 or 252 of the General Corporation Law, recommending to the Stockholders the sale, lease or exchange of all or substantially all the Corporation's property and assets, recommending to the Stockholders a dissolution of the Corporation or the revocation of a dissolution, or amending these By-laws; provided further, however, that, unless expressly so provided in the resolution of the Board designating such committee, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.

                  SECTION 3.08. Directors' Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the members of the Board or such committee and such consent is filed with the minutes of the proceedings of the Board or such committee.

                  SECTION 3.09. Action by Means of Telephone or Similar Communications Equipment. Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                  SECTION 3.10. Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board may determine the compensation of Directors. In addition, as determined by the Board, Directors may be reimbursed by the Corporation for their expenses, if any, in the performance of their duties as Directors. No such compensation or reimbursement shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                    OFFICERS

                  SECTION 4.01. Officers. The officers of the Corporation shall be the Chief Operating Officer, the Secretary and a Treasurer and may include one or more Vice Presidents and one or more Assistant Secretaries and one or more Assistant Treasurers. Any two or more offices may be held by the same person.

                  SECTION 4.02. Authority and Duties. All officers shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent not so provided, by resolution of the Board.

                  SECTION 4.03. Term of Office Resignation and Removal. (a) Each officer shall be appointed by the Board and shall hold office for such term as may be determined by the Board. Each officer shall hold office until his successor has been appointed and qualified or his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

                  (b) Any officer may resign at any time by giving written notice to the Board, the Chief Operating Officer or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chief Operating Officer or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

                  (c) All officers and agents appointed by the Board shall be subject to removal, with or without cause, at any time by the Board or by the action of the recordholders of a majority of the Shares entitled to vote thereon.

                  SECTION 4.04. Vacancies. Any vacancy occurring in any office of the Corporation, for any reason, shall be filled by action of the Board. Unless earlier removed pursuant to Section 4.03 hereof, any officer appointed by the Board to fill any such vacancy shall serve only until such time as the unexpired term of his predecessor expires unless reappointed by the Board.

                  SECTION 4.05. The Chief Operating Officer. The Chief Operating Officer shall have the power to call special meetings of Stockholders, to call special meetings of the Board and, if present, to preside at all meetings of Stockholders and all meetings of the Board. The Chief Operating Officer shall, in addition, have general and active management and control of the business and affairs of the Corporation, subject to the control of the Board, and shall see that all orders and resolutions of the Board are carried into effect. The Chief Operating Officer shall perform all duties incident to the office of Chief Operating Officer and all such other duties as may from time to time be assigned to him by the Board or these By-laws.

                  SECTION 4.06. Vice Presidents. Vice Presidents, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Chief Operating Officer and perform such other duties as the Board or the Chief Operating Officer shall prescribe, and in the absence or disability of the Chief Operating Officer, shall perform the duties and exercise the powers of the Chief Operating Officer.

                  SECTION 4.07. The Secretary. The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of Stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the Board when so requested by such committee. He shall give or cause to be given notice of all meetings of Stockholders and of the Board, shall perform such other duties as may be prescribed by the Board or the Chief Operating Officer and shall act under the supervision of the Chief Operating Officer. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument that requires that the seal be affixed to it and which shall have been duly authorized for signature in the name of the Corporation and, when so affixed, the seal shall be attested by his signature or by the signature of the Treasurer of the Corporation (the "Treasurer") or an Assistant Secretary or Assistant Treasurer of the Corporation. He shall keep in safe custody the certificate books and stockholder records and such other books and records of the Corporation as the Board or the Chief Operating Officer may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the Chief Operating Officer.

                  SECTION 4.08. Assistant Secretaries. Assistant Secretaries of the Corporation ("Assistant Secretaries"), if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Secretary and perform such other duties as the Board or the Secretary shall prescribe, and, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.

                  SECTION 4.09. The Treasurer. The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit such funds in such banks or other depositories as the Board, or any officer or officers, or any officer and agent jointly, duly authorized by the Board, shall, from time to time, direct or approve. He shall disburse the funds of the Corporation under the direction of the Board and the Chief Operating Officer. He shall keep a full and accurate account of all moneys received and paid on account of the Corporation and shall render a statement of his accounts whenever the Board or the Chief Operating Officer shall so request. He shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of treasurer of a corporation. When required by the Board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

                  SECTION 4.10. Assistant Treasurers. Assistant Treasurers of the Corporation ("Assistant Treasurers"), if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Treasurer and perform such other duties as the Board or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.

                                   ARTICLE V

                       CHECKS, DRAFTS, NOTES, AND PROXIES

                  SECTION 5.01. Checks, Drafts and Notes. All checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall be determined, from time to time, by resolution of the Board.

                  SECTION 5.02. Execution of Proxies. The Chief Operating Officer, or, in his absence or disability, any Vice President, may authorize, from time to time, the execution and issuance of proxies to vote shares of stock or other securities of other corporations held of record by the Corporation and the execution of consents to action taken or to be taken by any such corporation. All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by the Chief Operating Officer or any Vice President

                                   ARTICLE VI

                         SHARES AND TRANSFERS OF SHARES

                  SECTION 6.01. Certificates Evidencing Shares. Shares shall be evidenced by certificates in such form or forms as shall be approved by the Board. Certificates shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by the Chief Operating Officer or any Vice President and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. If such a certificate is manually signed by one such officer, any other signature on the certificate may be a facsimile. In the event any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office or to be employed by the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such officer had held such office on the date of issue.

                  SECTION 6.02. Stock Ledger. A stock ledger in one or more counterparts shall be kept by the Secretary, in which shall be recorded the name and address of each person, firm or corporation owning the Shares evidenced by each certificate evidencing Shares issued by the Corporation, the number of Shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name Shares stand on the stock ledger of the Corporation shall be deemed the owner and recordholder thereof for all purposes.

                  SECTION 6.03. Transfers of Shares. Registration of transfers of Shares shall be made only in the stock ledger of the Corporation upon request of the registered holder of such shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and upon the surrender of the certificate or certificates evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of the authenticity of signatures as the Corporation may reasonably require.

                  SECTION 6.04. Addresses of Stockholders. Each Stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such Stockholder, and, if any Stockholder shall fail to so designate such an address, corporate notices may be served upon such Stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such Stockholder.

                  SECTION 6.05. Lost, Destroyed and Mutilated Certificates. Each recordholder of Shares shall promptly notify the Corporation of any loss, destruction or mutilation of any certificate or certificates evidencing any Share or Shares of which he is the recordholder. The Board may, in its discretion, cause the Corporation to issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction, and the Board may, in its discretion, require the recordholder of the Shares evidenced by the lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond sufficient to indemnify the Corporation against any claim made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                  SECTION 6.06. Regulations. The Board may make such other rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates evidencing Shares.

                  SECTION 6.07. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to, or to dissent from, corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action. A determination of the Stockholders entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                  ARTICLE VII

                                      SEAL

                  SECTION 7.01. Seal. The Board may approve and adopt a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware".

                                  ARTICLE VIII

                                   FISCAL YEAR

                  SECTION 8.01. Fiscal Year. The fiscal year of the Corporation shall end on the thirty-first day of December of each year unless changed by resolution of the Board.

                                   ARTICLE IX

                          INDEMNIFICATION AND INSURANCE

                  SECTION 9.01. Indemnification. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.01(a) and (b) of these By-laws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (d) Any indemnification under Section 9.01(a) and (b) of these By-laws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.01(a) and
(b) of these By-laws. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

                  (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation pursuant to this Article IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

                  (f) The indemnification and advancement of expenses provided by, or granted pursuant to, other Sections of this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                  (g) For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                  (h) For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

                  (i) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  SECTION 9.02. Insurance for Indemnification. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

                                   ARTICLE X

                                   AMENDMENTS

                  SECTION 10.01. Amendments. Any By-law (including these By-laws) may be adopted, amended or repealed by the vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors or by written consent of Stockholders pursuant to Section 2.09 hereof, or by vote of the Board or by a written consent of Directors pursuant to Section 3.08 hereof.

                              RIDEFILM CORPORATION

                     Unanimous Written Consent of Directors
        Pursuant to Section 141(f) of the General Corporation Law of the
                               State of Delaware

         The undersigned, being all the directors of RIDEFILM CORPORATION, a Delaware corporation (the "Company"), pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, DO HEREBY CONSENT to the adoption of, and DO HEREBY ADOPT, the following resolutions, and do hereby direct that this Consent to Action Without a Meeting be filed with the minutes of the proceedings of the Board of Directors of the Company:

                           RESOLVED, that the resignation of Douglas S. Trumbull
                  from the positions of Chairman and Chief Executive Officer of the Company, President of the Company and Director of the Company, be, and it hereby is, accepted.

                           RESOLVED, that, pursuant to Section 3.02 of the
                  By-laws of the Company, the number of Directors be, and it hereby is, decreased to two.

                           RESOLVED, that Christian Jorg be, and he hereby is,
                  elected to serve in the office of Chief Operating Officer of the Company, to hold such office until his successor is duly elected and qualified or until his earlier resignation or removal.

                           RESOLVED, that the By-laws of the Company be, and
                  they hereby are, amended to read in their entirety as set forth in Exhibit A attached hereto.

                           RESOLVED, that the officers of the Company be, and
                  each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such certificates, instruments, agreements or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by, the foregoing resolutions and/or all of the transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents.

                  This Consent may be executed in one or more counterparts.

                  The Secretary of the Company is hereby directed to file a signed copy of this Consent in the minute book of the Company.

DATED: As of March 1, 1997.



                                                  /s/ Bradley J. Wechsler
                                                  ______________________________
                                                  Bradley J. Wechsler



                                                  /s/ Richard L. Gelfond
                                                  ______________________________
                                                  Richard L. Gelfond

                            CONSENT OF THE DIRECTORS
                                       OF
                              RIDEFILM CORPORATION

                  THE UNDERSIGNED, being all of the directors of Ridefilm Corporation, a Delaware corporation (the "Corporation"), do hereby consent to and adopt the following resolutions pursuant to Section 141(f) of the Delaware General Corporation Law:

                           WHEREAS, the Board of Directors desires to amend the Corporation's By-laws regarding the execution of instruments; and

                           WHEREAS, such amendment has been deemed to be advisable and in the best interests of the Corporation.

                           NOW, THEREFORE, BE IT RESOLVED, that a new Section
                           7.7 shall be added to the Corporation's By-laws to read in its entirety as follows:

                                    "SECTION 5.03. Execution of Instruments.
                           Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by:

                           (a)      any two officers;

                           (b)      any two directors; or

                           (c)      any one officer together with any one
                                    director;

                           and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The Board of Directors shall have power from time to time to appoint any person or persons, on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

                                    The corporate seal of the Corporation, if
                           any, may be affixed to contracts, documents and instruments in writing signed as aforesaid or by any person or persons appointed as aforesaid by the Board of Directors but any such contract, document or instrument is not invalid merely because the corporate seal, if any, is not affixed thereto.

                                    The term "contracts, documents or
                           instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds debentures or other securities and all paper writings.

                           In particular without limiting the generality of the foregoing

                           (a)      any two officers;

                           (b)      any two directors; or

                           (c)      any one officer together with any one
                                    director;

                           shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.

                                    The signature or signatures of any officer
                           or officers, or any director or directors of the Corporation and/or of any other person or persons, appointed as aforesaid by the Board of Directors may, if specifically authorized by the Board of Directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation on which the signature or signatures of any one or more of the foregoing officers or directors or the officers or persons authorized as aforesaid shall be so reproduced pursuant to such authorization, by the Board of Directors shall be deemed to have been manually signed by each such officer, director or person whose signature is so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that any such officer, director or person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation."

                           RESOLVED, FURTHER, that the officers of this Corporation be, and they hereby are, authorized and directed to take any such further action as may be deemed necessary or advisable in order to carry out the purpose and intent of the foregoing resolutions.

                           RESOLVED, FURTHER, that the Secretary of the Corporation shall file this Consent with the minutes of the proceedings of the Board of Directors.

                  IN WITNESS WHEREOF, the undersigned directors of this Corporation have executed this Consent on June 30, 1997.




                                                /s/ Bradley J. Wechsler
                                                ________________________________
                                                Bradley J. Wechsler


                                                /s/ Richard L. Gelfond
                                                ________________________________
                                                Richard L. Gelfond